SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2012
SUBSEQUENT EVENTS
22.	SUBSEQUENT EVENTS

On May 15, 2012, the Board of Directors resolved to pay a cash dividend of ¥140 ($2) per 5 shares of common stock to holders of record as of March 31, 2012 (aggregate amount of ¥3,944 million ($47,858 thousand)).

On April 10, 2012, the Company paid ¥19,961 million ($242,216 thousand) to acquire all the outstanding common shares of Eveden Group Limited, including a loan to Eveden Group Limited. In relation to this acquisition, the Company borrowed ¥12,000 million ($145,613 thousand) from a financial institution. For further information, see Note 7.